UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2003

Penn Treaty American Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15972	23-1664166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3440 Lehigh Street Allentown, Pennsylvania 18103
(Address of principal executive offices) (Zip Code)

(610) 965-2222
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.                                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press Release of Penn Treaty American Corporation dated November 11, 2003.

Item 12.                                                       Results of Operations and Financial Condition.

On November 11, 2003, Penn Treaty American Corporation (the “Company”) announced its results of operations for the third quarter of 2003.  The Company issued a press release, dated November 11, 2003, which is furnished as an exhibit hereto.

The press release referred to fully converted book value, which is a non-GAAP financial measure.  The press release included a reconciliation of fully converted book value to GAAP book value. The Company believes that the presentation and discussion of this non-GAAP number, which is consistent with past disclosure, in conjunction with disclosure of all reconciling differences, provides a better understanding of the Company’s current value in light of future items which we believe are likely to be significantly dilutive to current shareholders.

The information in the Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TREATY AMERICAN CORPORATION

November 17, 2003	By:	/s/ Cameron B. Waite
Cameron B. Waite
Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of Penn Treaty American Corporation dated November 11, 2003.